UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2011

ALTERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (408) 544-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 19, 2011, Altera Corporation issued a corrected press release, a copy of which is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
The following exhibit is furnished with this Current Report on Form 8-K/A:
Exhibit No.   Description
99.1  Corrected press release dated July 19, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

/s/ Ronald J. Pasek
Ronald J. Pasek Senior Vice President, Finance and Chief Financial Officer
Dated: July 20, 2011

EXHIBIT INDEX

Exhibit No.   Description
99.1     Corrected press release dated July 19, 2011